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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT-February 27, 2002





                         COMMISSION FILE NUMBER 1-6780





                                 RAYONIER INC.





                  Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329





               50 North Laura Street, Jacksonville, Florida 32202
                          (Principal Executive Office)



                       Telephone Number: (904)357-9100




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                                 RAYONIER INC.

                               TABLE OF CONTENTS






                                                                           PAGE
                                                                           ----

Item 5. Other Events                                                         1

Item 7. Financial Statements and Exhibits                                    1

        Signature                                                            1

        Exhibit Index                                                        2













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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by Standard & Poor's on February 21, 2002, attached as Exhibit 00.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index on Page 2.













                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RAYONIER INC.  (Registrant)
                                                ---------------------------


                                                BY:  HANS E. VANDEN NOORT
                                                     --------------------
                                                     Hans E. Vanden Noort
                                                     Vice President and
                                                     Corporate Controller


February 27, 2002



                                       1
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                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION                            LOCATION
-----------                     -----------                            --------
00.1                    Standard & Poor's Revises Outlook
                        Based on Improved Credit Measures,
                        issued February 21, 2002                  Filed herewith












                                       2